UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2021

GREENROSE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Broadway Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 346-5270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	GNRSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	GNRS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GNRSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

On January 29, 2021, Greenrose Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $1,000,000 to Greenrose Associates LLC (the “Sponsor”), the Company’s sponsor and owner of more than 10% of the Company’s issued and outstanding common stock, evidencing a loan in the amount of $1,000,000. The Note is non-interest bearing and payable upon the consummation of a business combination. The Sponsor has the right, but not the obligation, to convert the principal amount into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants, as defined in the Company’s prospectus dated February 10, 2020 and filed with the U.S. Securities and Exchange Commission on February 11, 2020.

The Note was issued in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Neither the Note, nor the securities into which the Note may be converted into, have been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to purchase, the Note in any jurisdiction in which such offer or solicitation would be unlawful.

The disclosure set forth in this Section 3.02 is intended to be a summary only and is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Promissory Note in the principal amount of $1,000,000 dated January 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 1, 2021

GREENROSE ACQUISITION CORP.

By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer

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